[THIS SECTION IS ONE THIRD, IN THE SHADED AREA, ON THE LEFT HAND SIDE OF THE CERTIFICATE]

- NUMBER -

   675

"The shares represented by this certificate have not been registered under the Securities Act of 1933 (The "Act") and are restricted securities as that term is defined in Rule 144 under the Act. The shares may no be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the act or pursuant to an exemption from registration under the act, the availability of which is to be established to the satisfaction of the Company."

[END OF SHADED AREA]

           SCHIMATIC Cash Transactions                         COMMON STOCK
                 Network.com, Inc.                              - SHARES -

            INCORPORATED UNDER THE LAWS                        *****2,5000**
              OF THE STATE OF FLORIDA

                                 SEE REVERSE FOR

                                                            CERTAIN DEFINITIONS

                                                             CUSIP 806732 10 3

This Certifies That  *** Michael G Jackson***

is the owner of ** TWO THOUSAND FIVE HUNDRED**

 Fully paid and Non-Assessable Shares of Common Stock, Par Value of $0.001, of

                 SCHIMATIC Cash Transactions Network.com, Inc.

transferable on the books of the Corporation by the holder hereof, in person or duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation and the Bylaws of the Corporation, and all amendments thereto, copies of which are on file at the principal office of the Corporation, to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED: November 4, 1999

/s/ David J. Simon                                      COUNTERSIGNED:
------------------------                    Standard Registrar & Transfer Agency
David J. Simon, President                         P.O. Box 14411, Sta. "G"
                                                 Albuquerque, New Mexico 87111

                            [COMPANY SEAL]

                                             By /s/ Mary C. Fernandez

/s/ Bry Bahrmann                                ------------------------------
-----------------------                          Transfer Agent and Registrar
Bry Bahrmann, Secretary                              Authorized Signature

[THIS IS THE BACK OF THE CERTIFICATE]

                 SCHIMATIC Cash Transactions Network. Com, Inc.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common             UNIF GIF MIN ACT -     Custodian
TEN ENT - as tenants by the entireties                        ------------------
 JT TEN - as joint tenants with right of                      (Cust)    (Minor)
          survivorship and not as                 under Uniform Gifts to Minors
          tenants in common
                                                  ACT _______________________

                                     (State)

    Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

[-----------------------------------]


For Value  Received,  ___________________  hereby sell, assign and transfer unto

--------------------------------------------------------------------------------
                   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP COSE AND ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated: ________________________          X______________________________________

                                         X_____________________________________

Signature Guaranteed:              NOTICE: The  signature(s)  to this assignment
                                           must  correspond  with the name(s) as

NOTICE: written upon the face of the Certificate in every particular, without alternation or enlargement or any change whatsoever.

IMPORTANT: SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A COMMERICAL BANK OR A TRUST COMPANY.